UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 25, 2024

Seaboard Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-3390	04-2260388
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

9000 West 67th Street, Merriam, Kansas	66202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	(913) 676-8928

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 Par Value	SEB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2024, Peter B. Brown, President and Chief Executive Officer of Seaboard Foods LLC (“Seaboard Foods”), a wholly owned subsidiary of Seaboard Corporation (the “Company”), gave notice of his intention to retire from Seaboard Foods effective June 28, 2024.

Chad Groves has been appointed to succeed Mr. Brown as President and Chief Executive Officer of Seaboard Foods effective upon Mr. Brown's retirement.  Prior to this appointment, Mr. Groves served as Senior Vice President of Global Sales, Marketing, & Innovation of Seaboard Foods.

Item 7.01  Regulation FD Disclosure

On March 25, 2024, the Company issued a press release announcing the management changes disclosed above under Item 5.02.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01 — “Regulation FD Disclosure” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01  Financial Statements and Exhibits

       Exhibits

99.1 Press release of Seaboard Corporation dated March 25, 2024 announcing the retirement of Peter B. Brown as President and Chief Executive Officer of Seaboard Foods and the appointment of Chad Groves to succeed Mr. Brown as President and Chief Executive Officer of Seaboard Foods.

104  Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2024

Seaboard Corporation
(Registrant)

By:	/s/ David H. Rankin
David H. Rankin Executive Vice President, Chief Financial Officer
(principal financial officer)

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